SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) SEPTEMBER 17, 2002

                                NOXSO CORPORATION
             (Exact name of registrant as specified in its charter)


          VIRGINIA                    000-17454                54-1118334
(State or other jurisdiction of      (Commission              (IRS Employer
        incorporation)               File Number)          Identification No.)


       19 MAPLE LANE, RHINEBECK, NEW YORK                   12572
    (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code (845) 266-4858

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)












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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         As of September 17, 2002, the registrant and Cano Energy Corporation mutually terminated the Merger Agreement and Plan of Reorganization dated April 24, 2002, without any liability to the other.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired:  Not applicable

         (b)      Pro forma financial information: Not applicable.

         (c)      Exhibits: Not Applicable.

ITEM 8.  CHANGE IN FISCAL YEAR

         Not Applicable.

ITEM 9. REGULATION FD DISCLOSURE

         Not Applicable.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NOXSO CORPORATION



September 17, 2002                 By:  /s/ ROBERT M. LONG
                                      ------------------------------------------
                                        Robert M. Long, President















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